SUBSCRIPTION AGREEMENT

      This SUBSCRIPTION AGREEMENT, dated as of March ____, 2000 (this "Agreement"), is made and entered into by and between AskTheRobot, LLC, a New York limited liability company (the "Company"), and Liberty Group Services, LLC, a Delaware limited liability company ("Liberty").

                                    RECITALS:

      A. Liberty wishes to subscribe for Preferred Membership Interests of the Company (the "Preferred Interests") which will contain the rights, preferences and designations contained in the Letter of Intent dated March __, 2000 by and between the Company and Liberty (the "LOI") and which will represent a Liberty beneficially and of record owning 51% equity interest in the Company on a fully-diluted basis for Liberty on the Closing Date (as defined below).

      B. Liberty desires to purchase from the Company, and the Company is willing to sell to Liberty, the Preferred Interests on the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE I
                  SUBSCRIPTION; CLOSING; CONTRIBUTION AMOUNT

1.1   Subscription; Closing of the Subscription.
      -----------------------------------------

(a) Subject to the terms and conditions hereinafter set forth, upon the consummation of the transactions contemplated by this Agreement (the "Closing"), the Company shall issue to Liberty, and Liberty shall purchase from the Company, the Preferred Interests, representing 51% of the membership interests in the Company on a fully-diluted basis, in exchange for the payment to the Company of the Contribution Amount (as defined in Section 1.2(b)).

(b) The Closing will take place at the offices of Herrick, Feinstein LLP, Two Park Avenue, New York, New York 10016 at 10:00 a.m., local time, on the business day (the "Closing Date") immediately following satisfaction or waiver of the conditions set forth in Sections 4.1 and 4.2, or at such other time or on such other date as the Company and Liberty may mutually agree upon in writing. It is anticipated that the Closing Date shall occur simultaneous with the execution of this Agreement.

1.2   Contribution Amount.
      -------------------

          (a) The amount to be paid for the Preferred Interests to be issued on the Closing Date to Liberty shall be as follows: (i) a cash payment in the amount of $175,000; (ii) if, and only if, the Company achieves the milestones indicated on Schedule I attached hereto ("Milestones"), the cash payments indicated on Schedule I on each of June 13, 2000, September 13, 2000, December 13, 2000, March 13, 2000 and June 13, 2000 (each such date hereinafter being referred to as a "Performance Measurement Date"); and
     (iii) if, and only if, the Company achieves the specified Milestones on each of the Performance Measurement Dates, Liberty shall cause Liberty Group Holdings, Inc., a Delaware company ("LGHI"), to issue to the Company the number of shares of common stock of LGHI (the "Common Stock") indicated on Schedule I at the greater of (a) $3.00 per share of Common Stock and (b) the market value per share of Common Stock on the date of the Performance Measurement Date.

          (b) Notwithstanding anything contained herein to the contrary, if a Milestone is not met by a Performance Measurement Date, no such additional cash payment and no shares of Common Stock shall be due to the Company for the Preferred Interests. The amounts to be paid by Liberty pursuant to
     Section  1.2(a)  shall  hereinafter  be  referred  to as the  "Contribution
     Amount".

            1.3   Certain  Transactions  to be  Effected  at  the Closing.
                  --------------------------------------------------------

            Subject in each case to the terms and conditions contained in this Agreement, the following actions shall be taken at or prior to the Closing
 Date:

            (a) Liberty shall deliver, or cause to be delivered, to the Company the following:

                  (i) One Hundred Seventy-Five  Thousand U.S Dollars ($175,000),
            payable in cash by wire transfer in immediately available Federal funds to an account to be designated by the Company; and

                  (ii) an executed  counterpart  signature page to the Operating
            Agreement of the Company dated as of the Closing Date (the "Operating Agreement").

            (b) The Company shall deliver, or cause to be delivered, to Liberty the following:

                  (i) executed  counterpart  signature  pages to the Operating
            Agreement from the Company and the current members of the Company;

                       (ii)  executed   counterpart   signature  page  to  the
            Management Agreement  ("Management  Agreement"),  duly executed by
                                    ---------------------
            the Company;

                      (iii) an  Employment  Agreement by and between the Company and each of Michael Vogel ("MV") and Douglas Capeci ("DC"), satisfactory in form and substance to Liberty;

                      (iv) a true and complete copy of the resolutions  duly and validly adopted by members of the Company evidencing its authorization of the execution and delivery of this Agreement, the Management Agreement and the consummation of the transactions contemplated hereby; and

                  (v)  any  other  documents   requested  by  Liberty  or  its
counsel.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF LIBERTY

      Representations  and Warranties of Liberty.  Liberty  hereby  represents
      ------------------------------------------
and warrants to the Company the following:

      2.1 Authority. Liberty is a limited liability company duly organized and validly existing under the laws of its jurisdiction of organization. Liberty has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement, the Operating Agreement, the Management Agreement and all other documents and instruments contemplated herein and therein (collectively, the "Transaction Documents"), to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby. Each of the Transaction Documents has been duly executed and delivered by each of Liberty and, assuming due authorization, execution and delivery by the Company, each of the Transaction Documents constitutes a legal, valid and binding obligation of Liberty, enforceable against Liberty in accordance with its terms.

      2.2 No Default. The execution, delivery and performance of the Transaction Documents by Liberty does not and will not give rise to, or result in any breach or default of any provision of any law, regulation, agreement, commitment, ruling, judgement or order to which it is a party or by which it or its assets are bound, including without limitation, under any of its charter documents.

      2.3 Claims; Litigation. No actions, suits, claims, litigation, arbitration proceedings, administrative proceedings or investigations are pending or, to Liberty's knowledge, threatened against Liberty, which could adversely affect the consummation of the transaction contemplated by this Agreement.

      2.4 Investment Representations and Warranties.
          ------------------------------------------

      (a) Liberty understands that the offering and sale of the Preferred Interests is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder and that the Company's reliance on such exemption is predicated upon, among other things, the bona fide nature of Liberty's investment intent expressed herein.

      (b) Liberty believes it has received all the information, records and books it considers necessary or appropriate for deciding whether to purchase the Preferred Interests.

      (c) Liberty has had a reasonable opportunity to ask questions and receive answers from all persons acting on behalf of the Company concerning the Company and the Preferred Interests, and all such questions have been answered to the full satisfaction of Liberty. Nothing contained in Section 2.4(b) and (c) in any way derogates from the representations and warranties of the Company made herein or Liberty's reliance thereon.

      (d) Liberty is not subscribing for the Preferred Interests as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a member or agent of the Company.

      (e) Liberty has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available it to evaluate the merits and risks of an investment in the Company, and to make an informed investment decision with respect thereto.


      (f)  Liberty  will not sell or  otherwise  transfer  any of the  Preferred
Interests without registration under the Securities Act or applicable state securities laws, or pursuant to an exemption therefrom. The Preferred Interests have not been registered under the Securities Act or under the securities laws of any states. Liberty represents that (i) it is purchasing the Preferred Interests for its own account, for investment and not with an intention to resell or distribute the Preferred Interests, (ii) it is aware that there is currently no market for the Preferred Interests and (iii) an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available.


      (g) Liberty recognizes that an investment in the Company involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of, and understands all of the risks related to, the purchase of the Preferred Interests.


       (h) Liberty has no agreement or arrangement with any person or entity to sell, transfer or pledge the Preferred Interests, and Liberty is the sole party in interest with regard to the Preferred Interests.


      (i) Liberty has substantial experience in making investment decisions of this type and is aware of the fundamental risks and financial hazards of purchasing the Preferred Interests hereby subscribed for and acknowledges that an investment in the Company should be considered only by a sophisticated investor financially able to maintain such investor's investment and pay taxes with respect thereto from other sources, and who can afford to lose all or a substantial part of such investment.

      (j) Liberty agrees that the Preferred Interests will not be sold, transferred or otherwise disposed of without complying with the Securities Act and any applicable state securities law.


      (k) Liberty acknowledges and agrees that any and all projections or analyses delivered to it by the Company, the members or employees of the Company or its respective agents or representatives should not be construed or relied upon as an indication of the Company's future or anticipated financial performance, provided that the Company has no knowledge that the assumptions underlying such projections or analyses are untrue as of the date hereof.


      2.5 Brokers. No broker, investment banker, financial advisor or other person or entity is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of Liberty, other than the payment to be made to Eli Goldin, who shall be entitled to a commission from the Company.

      2.6 Disclosure. Neither this Agreement nor any certificates, instruments or other documents delivered or to be delivered by Liberty or its representatives to the Company and its representatives in connection with this Agreement or the transactions contemplated hereby, contains any untrue statement of a fact or omits to state a fact required to be contained herein or therein or necessary in order to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

                                 ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      Representations  and  Warranties  of  the  Company.   The  Company  hereby
represents and warrants to Liberty the following:

      3.1 Authority. The Company is a limited liability company duly organized and validly existing under the laws of the State of New York. The Company has the absolute and unrestricted right, power, authority and capacity to execute and deliver the Transaction Documents, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby, subject only to the adoption of the Operating Agreement and to create the Preferred Interests. All acts and proceedings required to be taken by the Company for the authorization, execution, delivery and performance of the Transaction Documents will have been lawfully and validly taken prior to the Closing Date. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by Liberty, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      3.2 No Default. The execution, delivery and performance of the Transaction Documents by the Company does not and will not (x) require any consent, approval, authorization, exemption of or filing with any third party, including, without limitation, its members or any governmental authority, (y) conflict with or violate any provision of either (i) the charter documents, subject to the second sentence contained in Section 3.1 above, or (ii) any law, rule, regulation, order, writ, judgement, injunction, decree, determination or award applicable to the Company, or (z) result in any breach of, or constitute a default (or event which the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument to which the Company is a party or by which it or any of its assets are bound or affected. The Company is not subject to any restriction of any kind or character which adversely affects in any way its business, properties, assets or prospects or which prohibits the Company from entering into the Transaction Documents or would prevent or restrict its performance of or compliance with all or any part of the Transaction Documents or the consummation of the transactions contemplated hereby or thereby.

      3.3 Claims; Litigation. No actions, suits, claims, litigation, arbitration proceedings, administrative proceedings or investigations are pending or, to the Company's knowledge, threatened against the Company or any of its members or employees (in their capacity as such), nor is the Company aware that there is any basis for any of the foregoing. The foregoing includes, to the Company's best knowledge, without limiting its generality, actions pending or threatened involving the prior employment of any of the Company's employees or use by any of them in connection with the Company's business of any information, property or techniques allegedly proprietary to any of their former employers. The Company is not a part to or subject to the provisions of any order, writ, injunction, judgment, decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

      3.4 Capitalization. The current outstanding membership interests in the Company and all outstanding subscriptions, options, employee options, warrants and all other subscription agreements of the Company are set forth on Schedule
3.4 attached  hereto.  There are no  outstanding  options,  warrants,  rights to subscribe to, calls or commitments of any character (including, without limitation, registration rights) relating to, or securities or rights convertible into, or exercisable for, interests of the Company, or contracts, commitments or arrangements obligating the Company to issue additional membership interests or options, warrants or rights to purchase or acquire any membership interests in the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem, or otherwise acquire any equity interests or any other security, instrument or right to acquire any equity interest in the Company or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in the Company or any other person or entity. There are no agreements or understandings with respect to the voting, sale, transfer, preemptive rights, rights of first refusal, rights of first offer, proxy or registration of any interests and option agreements thereunder of the Company. The Company does not own any share capital or other equity interest in any company or other entity, and is not a participant in any partnership or joint venture. The Company is not a party to any voting agreements, nor do any voting agreements exist among any of Company's members.

            The Company agrees and acknowledges that any shares of Common Stock which it may receive shall be subject to a 2-year lock-up agreement, in the form of Exhibit A attached hereto.

      3.5 Indebtedness. The Company has no liabilities, debts or obligations, whether accrued, absolute or contingent, other than as indicated on Schedule 3.5 attached hereto. Except as set forth in Schedule 3.5, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its interests, (ii) incurred any material indebtedness for money borrowed or any other material liabilities, (iii) made any loans or advances to any person, or given a guarantee for any obligation of any person, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

      3.6 Agreements. Schedule 3.6 attached hereto contains a true and complete list of all contracts and agreements to which the Company is a party or by which its properties are bound, including, without limitation, all employee confidentiality and assignment agreements. Each of said agreements is, to the best of the Company's knowledge, in full force and effect, and neither the Company nor any other party thereto is in breach thereof. The Company has delivered true and complete copies of each said agreement, including all exhibits and amendments thereto, to the Liberty prior to the date hereof. Except as set forth in Schedule 3.6, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders or decrees to which the Company is a party or, to the best of its knowledge, by which it is bound, including, without limitation, agreements, understandings or proposed transactions between the Company, and any of its officers, directors, members, affiliates, or any affiliate thereof.

      3.7 Insurance. The Company has no insurance policies in effect. Promptly after the date hereof the Company will consider obtaining insurance policies by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks as determined.

      3.8  Employees;   Employee  Benefit  Plans.   Other  than  the  employment
agreements listed on Schedule 3.6, there are no employment, consulting, severance or indemnification contracts or agreements between the Company, on the one hand, and any other person, member, manager, director, officer or other employee of the Company, on the other hand. The Company does not have any deferred compensation or other bonus or other incentive compensation, stock purchase, stock option and other equity compensation plan, program, agreement or arrangement; severance or termination pay, medical, surgical, hospitalization, life insurance and other welfare plan, fund or program (within the meaning of Section 3(1) of Employee Retirement Income Security Act of 1974, as amended), other than as contemplated by the employment agreements listed on Schedule 3.6.

      3.9 Intellectual Property. All copyrights, licenses, patents, trademarks, service marks, trade names, and applications, licenses and rights with respect to the foregoing owned or used by the Company are listed on Schedule 3.9 attached hereto (all of said assets, along with the technology used by the Company, shall hereinafter be collectively referred to as the "Intellectual Property"). The Company owns or has the right to use, free and clear of all liens, claims and restrictions, the Intellectual Property used in the conduct of its business without infringing upon or violating any right of any other party, and except as described in Schedule 3.9, the Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, with respect to the use of the Intellectual Property. Any and all Intellectual Property developed by any employee or consultant of the Company while in the employ of the Company shall be the sole property of the Company, and shall not belong to any third party, including, without limitation, the members of the Company. The Company hereby represents that the members of the Company have no personal right whatsoever directly or indirectly in the Company's technologies. The Company has taken security measures to protect the secrecy, confidentiality and value of the Intellectual Property, which measures are reasonable and customary in the industry in which the Company operates. The Company has no knowledge of any communications alleging that the Company has violated, or by conducting its business as proposed, would violate, any of the patents, trademarks, service marks, trade names or copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any infringement of the foregoing rights by others. The Company hereby represents that neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, or the conduct of the Company's business, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which it, or, to the best knowledge of the Company, any of its employees, is now obligated. Each employee and/or consultant of the Company has executed and delivered a Confidentiality and Assignment Agreement as indicated on Schedule 3.6. to the Company, copies of which have previously been provided to Liberty.

      3.10 Title to Property; Leases. The Company has good and marketable title to all of the properties, both real and personal, tangible and intangible, that it purports to own, and except for properties held under valid and existing leases, such properties are not subject to any mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge, except statutory routine liens securing liabilities not yet due and payable and minor liens, encumbrances, restrictions, exceptions, limitations and other imperfections which do not materially detract from the value of the specific assets affected or the present use of such assets. All leases under which the Company is lessee of any real or personal property (a list of which is attached hereto as Schedule 3.10) are valid, enforceable and effective in accordance with their respective terms, and there is not under any such lease any existing or claimed default by the Company or event or condition which with notice or lapse of time or both would constitute a default by the Company.


      3.11 Taxes. The Company has filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed thereon, and to the Company's knowledge, all other taxes due and payable for all periods prior to the Closing Date have been paid or will be paid prior to the time they become delinquent. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

      3.12 Securities Laws. Assuming the accuracy of the representations and warranties of Liberty set forth in Section 2.4 of this Agreement, the offer, issuance and sale of the Preferred Interests in accordance with the terms hereof are and will be exempt from the registration and prospectus delivery requirements of the Securities Act.


            3.13 Related Party Transactions. Except as provided in Schedule 3.13, the Company has not entered into any transactions with any of the members of the Company or their respective affiliates. Without detracting from the foregoing, except as provided in Schedule 3.13, the Company is not indebted to any of the members of the Company or their respective affiliates.

      3.14  Financial Statements. 3.16     The Company's financial  statements
            ----------------------
 are attached hereto as Schedule 3.14.  Since July 1, 1999,  there has been no
                        -------------
 adverse material effect to the Company's business or financial condition.

      3.15 Labor Agreements and Actions. To the Company's best knowledge, the Company is not bound by or subject to any written or oral, express or implied, contract, commitment or arrangement with any labor union, and, to the Company's best knowledge, no labor union has requested to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the best knowledge of the Company's threatened, which could have a material adverse effect on the Company nor is the Company aware of any labor organization activity involving its employees.

      3.16 Brokers. No broker, investment banker, financial advisor or other person or entity is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of the Company, other than to Eli Goldin, who shall be entitled to a payment from the Company of 5% of the Capital Contribution upon payment thereof, 4% of the second $1 million of the Capital Contribution, etc.


      3.18 Disclosure. Neither this Agreement nor any certificates, instruments or other documents delivered or to be delivered by the Company or its representatives to Liberty and its representatives in connection with this Agreement or the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact required to be contained herein or therein or necessary in order to make the statements herein or therein, in light of the circumstances in which they were made, not misleading other than where such untrue statement or omission would not have a material adverse effect on the business, assets, operations, prospects or financial or other condition of the Company. The Company has fully provided Liberty with all information requested by them and all other information which the Company believes is reasonably necessary to enable Liberty to decide whether or not to purchase the interests in the Company.


      3.19 Spidermaze. The Company was initially incorporated as a New York corporation under the name "Spidermaze.com, Inc." ("Spidermaze"). All the issued and outstanding shares of Spidermaze have been duly converted into the issued and outstanding membership interests of the Company prior to the date hereof. By virtue of the merger of Spidermaze and the Company which occurred on January 24, 2000, all the assets, rights, liabilities and obligations of Spidermaze became the assets, rights, liabilities and obligations of the Company. All references in this Article III shall automatically be deemed to include Spidermaze, the predecessor-in-interest to the Company. Accordingly, all the representations and warranties contained herein shall be true, correct and accurate with respect to Spidermaze.

                                   ARTICLE IV

                              CONDITIONS TO CLOSING

      4.1 Conditions to the Obligation of Liberty to Close. The obligation of Liberty to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing Date of each of the following conditions, any one or more of which may be waived by both Liberty:

      (a) Accuracy of Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and accurate in all material respects on and as of the Closing Date, with the same force and effect as if made on the Closing Date.

      (b) Performance of Covenants. The Company shall have performed and complied in all respects with all covenants, obligations and agreements to be performed or complied with by the Company on or before the Closing Date pursuant to this Agreement, including, but not limited to, the delivery of the documents indicated in Section 1.3(b).

      (c) Consents. All required consents, approvals, permits, orders and authorizations of, and any filings, registrations or qualifications required with, any governmental agency or other person, with respect to the transactions contemplated by this Agreement, including without limitation, the approval of the Board of Directors of Liberty and the adoption of the Operating Agreement, and shall be in full force and effect.

       (d) No Proceedings or Litigation. No provision of any applicable law, statute, rule, regulation or ordinance and no judgment, injunction, order or decree applicable to the Company shall prohibit the consummation of the transactions contemplated by this Agreement in accordance with its terms.

(e) Proceedings and Documents. All corporate and other proceedings and actions taken in connection with the transactions contemplated by this Agreement and all certificates, opinions, agreements, instruments and documents mentioned herein or necessary for the consummation of the transaction contemplated hereby, including, without limitation, the terms and provisions of the Operating Agreement and the Schedules provided herein, shall be satisfactory in form and substance to Liberty and its counsel.

      (f)   Due  Diligence  Investigation.  Liberty  shall have  completed its
            -----------------------------
due diligence investigation of the Company, its operations, business, and any other matters, to its sole and absolute discretion.

      4.2 Conditions to the Obligation of the Company to Close. The obligation of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing Date of each of the following conditions, any one or more of which may be waived by the Company:

      (a) Accuracy of Representations and Warranties. The representations and warranties of Liberty contained in this Agreement shall be true and accurate in all material respects on and as of the Closing Date, with the same force and effect as if made on the Closing Date.

      (b) Performance of Covenants. Liberty shall have performed and complied in all respects with all covenants, obligations and agreements to be performed or complied with by it on or before the Closing Date pursuant to this Agreement.

      (c) Consents. All required consents, approvals, permits, orders and authorizations of, and any filings, registrations or qualifications required with, any governmental agency or other person, with respect to the transactions contemplated by this Agreement shall have been obtained by Liberty and shall be in full force and effect.

       (d) No Proceedings or Litigation. No provision of any applicable law, statute, rule, regulation or ordinance and no judgment, injunction, order or decree applicable to Liberty shall prohibit the consummation of the transactions contemplated by this Agreement in accordance with its terms.

      (e) Proceedings and Documents. All corporate and other proceedings and actions taken in connection with the transactions contemplated by this Agreement and all certificates, opinions, agreements, instruments and documents mentioned herein or necessary for the consummation of the transaction contemplated hereby shall be satisfactory in form and substance to the Company and its counsel.

                                    ARTICLE V

                                 INDEMNIFICATION

5.1 Indemnification by Liberty. The Company and its members, manager, officers, employees, agents, affiliates, consultants, representatives and their respective successors and assigns shall be indemnified and held harmless by Liberty at all times from and after the Closing Date against and in respect of damages, losses, liabilities, taxes and deficiencies and penalties and interest thereon and costs and expenses (collectively, "Damages") resulting from any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement on the part of Liberty, and actions, suits, proceedings, claims, demands, assessments, judgments, costs, losses, liabilities and reasonable attorney's fees and other expenses incident to the foregoing.

      5.2 Indemnification by the Company. Liberty and its respective members, managers, directors, officers, stockholders, employees, agents, affiliates, consultants, representatives and their respective successors and assigns shall be indemnified and held harmless by the Company, MV and DC at all times from and after the Closing Date against and in respect of Damages resulting from any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement on the part of the Company, and actions, suits, proceedings, claims, demands, assessments, judgments, costs, losses, liabilities and reasonable attorney's fees and other expenses incident to any of the foregoing.

      5.3 Limitations. Notwithstanding any provision contained in this Agreement to the contrary, (i) Liberty shall not have any liability for indemnification hereunder, and the Company shall not make any claims against Liberty for breaches of representations, warranties, covenants and agreements under this Agreement, until the dollar amount of all Damages under such claims shall equal Fifty Thousand Dollars ($50,000) (the "Deductible Amount"); and if claims for Damages exceed the Deductible Amount, Liberty shall only be liable for such claims for Damages in excess of the Deductible Amount; and (ii) the aggregate liability for any and all breaches of any representations, warranties, covenants or agreements claimed or imposed against Liberty shall not exceed the respective Contribution Amount paid by Liberty.

      5.4 Notice to the Indemnitor. As a condition precedent to any indemnification under this Article V, promptly after the assertion of any claim or action by a third party or occurrence of any event which may give rise to a claim or action for indemnification from an indemnitor (the "Indemnitor") under this Article V, an indemnified party (the "Indemnified Party") shall notify the Indemnitor in writing of such claim or action, and in such writing the
Indemnified Party shall describe in reasonable detail the facts and circumstances with respect to the subject matter of such claim or action and the basis on which indemnification is sought pursuant to this Agreement. The failure to provide such notice shall not release the Indemnitor from any of its obligations under this Article V except to the extent the Indemnitor is materially prejudiced by such failure and shall not relieve the Indemnitor from any obligation that it may have to an Indemnified Party otherwise than under this Article V.

      5.5 Rights of Parties to Settle or Defend. The Indemnitor shall have the right to direct, through counsel of its own choosing, the defense or settlement of any claim or proceeding at its own expense pursuant to which the Indemnified Party is seeking indemnification pursuant to this Agreement. If the Indemnitor elects to assume the defense of any such claim or proceeding, the Indemnified Party may participate in such defense, but in such case the expenses of the Indemnified Party shall be paid by the Indemnified Party. The Indemnified Party shall provide the Indemnitor with access to its records and personnel relating to any such claim, assertion, event or proceeding during normal business hours and shall otherwise cooperate with the Indemnitor in the defense or settlement thereof. If the Indemnitor elects to direct the defense of any such claim or proceeding, the Indemnified Party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability, unless the Indemnitor consents in writing to such payment or unless the Indemnitor, subject to the last sentence of this Section 5.5, withdraws from the defense of such asserted liability, or unless a final judgment from which no appeal may be taken by or on behalf of the Indemnitor is entered against the Indemnified Party for such liability. The Indemnitor, if it shall assume the defense or settlement of such claim, shall not effect any settlement of such claim which does not provide for a complete release of liability of the Indemnified Party without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed. If the Indemnitor shall fail to defend, or if, after commencing or undertaking any such defense, the Indemnitor fails to prosecute or withdraws from such defense, the Indemnified Party shall have the right to undertake the defense or settlement thereof, at the Indemnitor's expense.

      5.6 Costs of Disputed Indemnification Obligations. In the event of a dispute between an Indemnitor and an Indemnified Party over the obligation to provide indemnification for a specific claim, and it is finally determined by a court of competent jurisdiction (or other resolution agreed to in writing by the Indemnitor and Indemnified Party) that (i) the Indemnitor was obligated to provide such indemnification, then the Indemnitor shall bear all costs and expenses, including reasonable attorney's fees, of resolving such dispute or
(ii) the Indemnitor was not obligated to provide such indemnification, then the Indemnified Party shall bear all costs and expenses, including reasonable attorney's fees, of resolving such dispute.

                                   ARTICLE VI

                                  MISCELLANEOUS

      6.1 Terms of the Preferred Interests. The rights, preferences and designations of the Preferred Interests to be contained in the Operating Agreement shall be those rights, preferences and designations which are set forth in the LOI.

      6.2 Use of Proceeds. The Company agrees to use the Contribution Amount for working capital and its operations, advertising and market penetration of its products, all in accordance with the provisions of the Operating Agreement.

      6.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of the party against whom such amendment is sought to be enforced.

      6.4 Fees and Expenses. Each party hereto will pay its own expenses incident to preparing, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby, provided, however, that all reasonable and customary fees, due diligence expenses and the expenses of Herrick, Feinstein LLP, legal counsel to Liberty, shall be paid by the Company at the Closing, up to a maximum of all such fees and expenses in an amount not to exceed thirty-five thousand dollars ($15,000).

      6.5 Extension; Waiver. Any agreement on the part of a party to waive any provision of this Agreement, or to extend the time for any performance hereunder, will be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

      6.6 Entire Agreement; Third-Party Beneficiaries. Other than as provided in the LOI, this Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to such matters. The members of the Company will be third party beneficiaries of any rights or remedies provided by this Agreement. Except as otherwise provided in this Section 6.6, this Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies.

      6.7 Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

      6.8 Notices. Any notice required to be given hereunder will be sufficient if in writing and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

                 --------------------------------------------------------------

                 If to Company, MV or DC:

                 AskTheRobot, LLC
                 29 East 31st Street
                 New York, New York 10016

                 --------------------------------------------------------------

                 If to Liberty:

                 Liberty Group Services, LLC
                 c/o Liberty Group Holdings, Inc.
                 11 52nd Street
                 Brooklyn, New York  11232
                 Attn:  Barry Hawk, President
                 Fax No.: 718-492-3482

                 with a copy to:

                 Herrick, Feinstein LLP
                 Two Park Avenue
                 New York, New York 10016
                 Attn: David Lubin, Esq.
                 Fax No.: 212-592-1500

                 --------------------------------------------------------------
or to such other address as any party may specify by written notice so given, and such notice will be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

      6.9 Further Assurances. From and after the date of this Agreement, upon the request of Liberty or the Company, the other party or parties will execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

      6.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

      6.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same instrument and will become effective when one or more counterparts have been signed by each party and delivered to the other parties.

      6.12  Headings.   The  descriptive   headings  contained  herein  are  for
convenience and reference only and will not affect in any way the meaning or interpretation of this Agreement.

        [Remainder of Page Intentionally Omitted; Signature Pages to Follow]

      IN  WITNESS   WHEREOF,   each  of  the  parties  hereto  has  caused  this
Subscription Agreement to be signed as of the day and year first written above.

                                          ASKTHEROBOT, LLC

                                       By:___________________________
                                          Name:  Michael Vogel

                                       By:___________________________
                                          Name:  Douglas Capeci


                                       LIBERTY GROUP SERVICES, LLC
                                       By: Liberty Group Holdings, Inc.,
                                       its Manager


                                       By:  ________________________
                                             Name:  Barry Hawk
                                             Title:     President